UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

Andeavor Logistics LP

(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Indenture and Notes Issuance

On November 28, 2017, Andeavor Logistics LP (the “Partnership”) and Tesoro Logistics Finance Corp. (“Finance Corp.” and, together with the Partnership, the “Issuers”) closed their previously announced offering (the “Notes Offering”) of $500,000,000 aggregate principal amount of 3.500% Senior Notes due 2022 (the “2022 Notes”), $750,000,000 aggregate principal amount of 4.250% Senior Notes due 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of 5.200% Senior Notes due 2047 (the “2047 Notes” and, together with the 2022 Notes and the 2027 Notes, the “Notes”). The Issuers intend to use the net proceeds from the Notes Offering (i) to redeem all of the Issuers’ outstanding 5.875% Senior Notes due 2020 and 6.125% Senior Notes due 2021, (ii) to repay borrowings under the Partnership’s dropdown credit facility, (iii) to pay fees and expenses associated with the foregoing and (iv) for general partnership purposes (including the repayment of amounts outstanding under the Partnership’s general corporate credit facility).

The Notes were issued pursuant to an indenture, dated as of November 28, 2017 (the “Indenture”), among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”). The Indenture contains customary terms, events of default and covenants for an issuer of investment grade debt securities.

The 2022 Notes were issued at a price of 99.690%, plus accrued interest from November 28, 2017, and bear interest at a rate of 3.500% per annum. The 2027 Notes were issued at a price of 99.822%, plus accrued interest from November 28, 2017, and bear interest at a rate of 4.250% per annum. The 2047 Notes were issued at a price of 99.668%, plus accrued interest from November 28, 2017, and bear interest at a rate of 5.200% per annum. Interest on each series of Notes is payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2018. The 2022 Notes will mature on December 1, 2022, the 2027 Notes will mature on December 1, 2027, and the 2047 Notes will mature on December 1, 2047.

The Issuers may redeem some or all of the 2022 Notes prior to November 1, 2022, some or all of the 2027 Notes prior to September 1, 2027, and some or all of the 2047 Notes prior to June 1, 2047, for cash at the redemption prices set forth in the Indenture, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the date of redemption.

The Notes are general senior unsecured obligations of the Issuers and are equal in right of payment with all of the Issuers’ existing and future senior indebtedness, including amounts outstanding under the Partnership’s existing notes and the Partnership’s credit facilities. The Notes are senior to any future subordinated indebtedness the Issuers may incur. The Notes are guaranteed (the “Guarantees”) on a senior unsecured basis by substantially all of the Partnership’s existing and future domestic subsidiaries (except for Finance Corp.) that guarantee other specified indebtedness. The Guarantees are equal in right of payment with the existing and future senior indebtedness of the Guarantors and rank senior to any future subordinated indebtedness the Guarantors may incur. The Notes and the Guarantees are structurally junior to the indebtedness and other liabilities of any non-Guarantor subsidiaries of the Partnership.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture (including the form of note attached thereto), which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

On November 28, 2017, the Partnership issued a press release relating to the Notes Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the Notes Offering, on November 16, 2017, the Issuers called for redemption all of the then outstanding 5.875% Senior Notes due 2020 and 6.125% Senior Notes due 2021. The indentures governing these notes were satisfied and discharged in accordance with the terms thereof on November 28, 2017.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture (including forms of Notes), dated as of November 28, 2017, among Andeavor Logistics LP, Tesoro Logistics Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the Notes.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

5.3	Opinion of Rodey, Dickason, Sloan, Akin & Robb, P.A.

23.1	Consent of Sullivan & Cromwell LLP (included in the opinion filed as Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in the opinion filed as Exhibit 5.2).

23.3	Consent of Rodey, Dickason, Sloan, Akin & Robb, P.A. (included in the opinion filed as Exhibit 5.3).

99.1	Press Release of Andeavor Logistics LP, dated November 28, 2017.

Forward Looking Statements

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements, which involve risks, uncertainties and assumptions that are difficult to predict. They include, without limitation, statements related to the debt offering and the expected use of proceeds therefrom. These forward-looking statements are not historical facts but instead represent only our belief regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. A number of factors could cause our actual results to differ, possibly materially, from the anticipated results indicated in or implied by these forward-looking statements. Such factors include those detailed in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and registration statement on Form S-3 (Reg. No. 333-221549) filed with the SEC on November 14, 2017 (the “Form S-3”) that are available on our website at http://andeavorlogistics.com/ and on the SEC’s website at http://www.sec.gov. Our forward-looking statements are based on assumptions that we to be reasonable but that may not prove to be accurate. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2017

ANDEAVOR LOGISTICS LP
By:	Tesoro Logistics GP, LLC Its general partner

By:	/s/ Blane W. Peery
Name: Blane W. Peery
Title: Vice President and Controller